As filed with the Securities and Exchange Commission on September 21, 2001

                                       Registration No. 333-


                  SECURITIES AND EXCHANGE COMMISSION
                        WASHINGTON, D.C. 20549

                       ------------------------

                               FORM S-8
                        REGISTRATION STATEMENT
                                 Under
                      The Securities Act of 1933

                       ------------------------


                    JONES LANG LASALLE INCORPORATED
        (Exact name of registrant as specified in its charter)

                       ------------------------

     MARYLAND                                     36-4150422
(State of incorporation)                     (I.R.S. employer
                                             identification number)


200 EAST RANDOLPH DRIVE,
CHICAGO, ILLINOIS                                  60601
(Address of principal executive offices)         (Zip code)


  JONES LANG LASALLE INCORPORATED 1997 STOCK AWARD AND INCENTIVE PLAN
                       (FULL TITLE OF THE PLAN)

                          FRITZ E. FREIDINGER
                     VICE PRESIDENT AND SECRETARY
                    JONES LANG LASALLE INCORPORATED
                        200 EAST RANDOLPH DRIVE
                        CHICAGO, ILLINOIS 60601
                            (312) 782-5800
       (NAME, ADDRESS AND TELEPHONE NUMBER, INCLUDING AREA CODE,
                         OF AGENT FOR SERVICE)

                       ------------------------

                    CALCULATION OF REGISTRATION FEE
=========================================================================
                                Proposed     Proposed
Title of             Amount      Maximum     Maximum
Securities           to be      Offering     Aggregate   Amount of
to be              Registered   per Share    Offering    Registration
Registered            (1)        (2) (3)     Price (3)   Fee (4)
-------------------------------------------------------------------------
common stock,      4,450,000    $ 14.10      $62,745,000 $15,686.00
par value
$.01 per share
=========================================================================

(1) Consists of 4,450,000 shares of the registrant's common stock, par value $.01 per share ("Common Stock"), under the Jones Lang LaSalle Incorporated 1997 Stock Award and Incentive Plan, subject to adjustment pursuant to the plan upon the occurrence of certain events. In accordance with Rule 416 under the Securities Act of 1933, as amended (the "Securities Act"), this registration statement also covers such indeterminate number of shares of Common Stock as may be issuable as a result of such adjustments.

(2) Pursuant to Rule 457(h) and (c) under the Securities Act, the maximum offering price per share equals the average of the high and low sale prices for a share of Common Stock on the New York Stock Exchange on September 17, 2001.

(3) Computed in accordance with Rule 457 under the Securities Act solely for the purpose of determining the registration fee.

(4)  Determined pursuant to Section 6(b) of the Securities Act as follows:
0.025% of $67,462,000, the proposed maximum aggregate offering price (as computed in accordance with Rule 457 under the Securities Act solely for the purpose of determining the registration fee) of the securities registered hereby.


=========================================================================


                 REGISTRATION OF ADDITIONAL SECURITIES

     On March 1, 2001, the board of directors of Jones Lang LaSalle Incorporated, a Maryland corporation (the "Company"), voted to increase the number of shares of the Company's common stock, par value $.01 per share ("Common Stock"), reserved for issuance under the Company's 1997 Stock Award and Incentive Plan, as amended (the "Incentive Plan"), from 4,160,000 shares to 8,610,000 shares. Company stockholders approved the increase at the annual stockholder's meeting on May 14, 2001.

     The Company is filing this registration statement to register the additional shares of Common Stock that may be issued under the Incentive Plan as a result of the above-described actions by the Company's board of directors and stockholders. The contents of the Company's registration statements on Form S-8, File Nos. 333-42193 and 333-50720, are hereby incorporated by reference into this registration statement pursuant to General Instruction E of Form S-8.


                                PART II

          INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

     The following information is provided pursuant to General
Instruction E of Form S-8.


ITEM 3.  INCORPORATION OF DOCUMENTS BY REFERENCE.

     The following documents filed with the Securities and Exchange Commission (the "Commission") by the registrant pursuant to the Securities Exchange Act of 1934, as amended (the "Exchange Act"), are incorporated by reference in this registration statement:

     (a) The Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2000.

     (b) The Company's Quarterly Reports on Form 10-Q for the quarterly periods ended March 31, 2001 and June 30, 2001.

     (c) The description of the Common Stock contained in the prospectus included in the Company's registration statement on Form S-1 (File No. 333-25741), as amended, incorporated by reference in the Company's registration statement on Form 8-A, dated June 27, 1997, filed with the Commission pursuant to Section 12(b) of the Exchange Act.

     All documents subsequently filed by the Company pursuant to Sections 13(a), 13(c), 14 and 15(d) of the Exchange Act, prior to the filing of a post-effective amendment which indicates that all securities offered have been sold or which deregisters all securities then remaining unsold, shall be deemed to be incorporated by reference herein and to be a part hereof from the date of filing of such documents. Any statement contained in a document incorporated or deemed to be incorporated by reference herein shall be deemed to be modified or superseded for purposes of this registration statement to the extent that a statement contained herein or in any other subsequently filed document which also is incorporated or deemed to be incorporated by reference herein modifies or supersedes such statement. Any such statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this registration statement.


ITEM 8.  EXHIBITS.

Exhibit
No.        Description of Exhibit
--------   ----------------------

4.1 Charter of Jones Lang LaSalle Incorporated (incorporated by reference to Exhibit 3.1 to Jones Lang LaSalle Incorporated's Registration Statement on Form S-4 (File No. 333-48074-01)).

4.2 Second Amended and Restated Bylaws of Jones Lang LaSalle Incorporated (incorporated by reference to Exhibit 4.2 to Jones Lang LaSalle Incorporated's Current Report on Form 8-K dated March 11, 1999 (filed March 24, 1999)).

4.3 Form of certificate representing shares of Jones Lang LaSalle Incorporated common stock (incorporated by reference to Exhibit 4.1 to Jones Lang LaSalle Incorporated's Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2001).

4.4        Indenture, dated July 26, 2000, among Jones Lang LaSalle
Finance B.V., Jones Lang LaSalle Incorporated, as parent Guarantor, Jones Lang LaSalle Americas, Inc., LaSalle Investment Management, Inc., Jones Lang LaSalle International, Inc., Jones Lang LaSalle Co-Investment, Inc., LaSalle Hotel Advisors, Inc. and Jones Lang LaSalle Limited, as Guarantors, and The Bank of New York, as trustee (incorporated by reference to Exhibit
4.1 to Jones Lang LaSalle Incorporated's Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2000).

4.5        Form of Note (included in Exhibit 4.4)

5          Opinion of Fritz E. Freidinger, Esq.

23.1       Consent of KPMG LLP.

23.2       Consent of Fritz E. Freidinger, Esq. (included in Exhibit 5).

24         Power of Attorney (included on the signature page hereto).

99.1 1997 Stock Award and Incentive Plan (incorporated by reference to Exhibit 99.2 to Jones Lang LaSalle Incorporated's Registration Statement on Form S-8 (File No. 333-42193)).

99.2       Amendment to the 1997 Stock Award and Incentive Plan
(incorporated by reference to Exhibit 10.1 to Jones Lang LaSalle
Incorporated's Quarterly Report on Form 10-Q for the quarterly period ended June 30, 1998).

Exhibit
No.        Description of Exhibit
--------   ----------------------

99.3 Second Amendment to the 1997 Stock Award and Incentive Plan (incorporated by reference to Exhibit 10.1 to Jones Lang LaSalle
Incorporated's Quarterly Report on Form 10-Q for the quarterly period ended September 30, 1999).

99.4 Third Amendment to the 1997 Stock Award and Incentive Plan (incorporated by reference to Exhibit 10.2 to Jones Lang LaSalle
Incorporated's Quarterly Report on Form 10-Q for the quarterly period ended September 30, 1999).

99.5 Fourth Amendment to the 1997 Stock Award and Incentive Plan (incorporated by reference to Exhibit 10.8 to Jones Lang LaSalle
Incorporated's Annual Report on Form 10-K for the year ended December 31,
2000).

99.6 Fifth Amendment to the 1997 Stock Award and Incentive Plan (incorporated by reference to Exhibit 10.1 to Jones Lang LaSalle
Incorporated's Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2001).


ITEM 9.  UNDERTAKINGS.

     The undersigned registrant hereby undertakes:

     (a) To file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement:

           (1) To include any prospectus required by Section 10(a)(3) of the Securities Act of 1933;

           (2) To reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement. Notwithstanding the foregoing, any increase or decrease in volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high end of the estimated maximum offering range may be reflected in the form of prospectus filed with the Commission pursuant to Rule 424(b) if, in the aggregate, the changes in volume and price represent no more than 20 percent change in the maximum aggregate offering price set forth in the "Calculation of Registration Fee" table in the effective registration statement.

           (3) To include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement;

provided, however, that paragraphs (a)(1) and (a)(2) do not apply if the information required to be included in a post-effective amendment by those paragraphs is contained in periodic reports filed with or furnished to the Commission by the registrant pursuant to Section 13 or 15(d) of the Exchange Act that are incorporated by reference in the registration statement.

           (b) That, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

           (c) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

           (d) That, for purposes of determining any liability under the Securities Act of 1933, each filing of the registrant's annual report pursuant to Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (and, where applicable, each filing of an employee benefit plan's annual report pursuant to Section 15(d) of the Securities Exchange Act of 1934) that is incorporated by reference in the registration statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

           (e) Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

                              SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Chicago, State of Illinois, on September 7, 2001.


                      JONES LANG LASALLE INCORPORATED


                      By:   /s/ Stuart L. Scott
                            ----------------------------------------
                            Name:      Stuart L. Scott
                            Title:     Chairman of the Board
                                       and Chief Executive Officer


     Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on this 7th day of September, 2001.

     KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Stuart L. Scott, Christopher A. Peacock, Peter C. Roberts, Nicholas J. Willmott, Robert K. Hagan, Fritz E. Freidinger and Gordon G. Repp his true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments to this registration statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     SIGNATURE                         TITLE
     ---------                         -----

/s/ Stuart L. Scott                    Chairman of the Board,
---------------------------------      Chief Executive Officer
Stuart L. Scott                        and Director
                                       (Principal Executive Officer)


/s/ Christopher A. Peacock             President, Deputy Chief Executive
---------------------------------      Officer, Chief Operating Officer
Christopher A. Peacock                 and Director


/s/ Peter C. Roberts                   Executive Vice President and
---------------------------------      Chief Financial Officer
Peter C. Roberts                       (Principal Financial Officer)


/s/ Nicholas J. Willmott               Senior Vice President and
---------------------------------      Global Controller
Nicholas J. Willmott

     SIGNATURE                         TITLE
     ---------                         -----


/s/ Robin S. Broadhurst                Director
---------------------------------
Robin S. Broadhurst


/s/ Christopher M.G. Brown             Director
---------------------------------
Christopher M.G. Brown


/s/ Henri-Claude de Bettignies         Director
---------------------------------
Henri-Claude de Bettignies


/s/ Darryl Hartley-Leonard             Director
---------------------------------
Darryl Hartley-Leonard


/s/ Derek A. Higgs                     Director
---------------------------------
Derek A. Higgs


/s/ David K.P. Li                      Director
---------------------------------
David K.P. Li


/s/ Robert S. Orr                      Director
---------------------------------
Robert S. Orr


/s/ William E. Sullivan                Director
---------------------------------
William E. Sullivan


/s/ Thomas C. Theobald                 Director
---------------------------------
Thomas C. Theobald


/s/ Lynn C. Thurber                    Director
---------------------------------
Lynn C. Thurber


/s/ John R. Walter                     Director
---------------------------------
John R. Walter


/s/ Earl E. Webb                       Director
---------------------------------
Earl E. Webb

                             EXHIBIT INDEX


Exhibit
No.           Description of Exhibit
-------       ----------------------

4.1 Charter of Jones Lang LaSalle Incorporated (incorporated by reference to Exhibit 3.1 to Jones Lang LaSalle Incorporated's Registration Statement on Form S-4 (File No. 333-48074-01)).

4.2 Second Amended and Restated Bylaws of Jones Lang LaSalle Incorporated (incorporated by reference to Exhibit 4.2 to Jones Lang LaSalle Incorporated's Current Report on Form 8-K dated March 11, 1999 (filed March 24, 1999)).

4.3           Form of certificate representing shares of Jones Lang
LaSalle Incorporated common stock (incorporated by reference to Exhibit 4.1 to Jones Lang LaSalle Incorporated's Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2001).

4.4 Indenture, dated July 26, 2000, among Jones Lang LaSalle Finance B.V., Jones Lang LaSalle Incorporated, as parent Guarantor, Jones Lang LaSalle Americas, Inc., LaSalle Investment Management, Inc., Jones Lang LaSalle International, Inc., Jones Lang LaSalle Co-Investment, Inc., LaSalle Hotel Advisors, Inc. and Jones Lang LaSalle Limited, as Guarantors, and The Bank of New York, as trustee (incorporated by reference to Exhibit
4.1 to Jones Lang LaSalle Incorporated's Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2000).

4.5           Form of Note (included in Exhibit 4.4).

5             Opinion of Fritz E. Freidinger, Esq.

23.1          Consent of KPMG LLP.

23.2          Consent of Fritz E. Freidinger, Esq. (included in
Exhibit 5).

24            Power of Attorney (included on the signature page hereto).

99.1 1997 Stock Award and Incentive Plan (incorporated by reference to Exhibit 99.2 to Jones Lang LaSalle Incorporated's Registration Statement on Form S-8 (File No. 333-42193)).

99.2 Amendment to the 1997 Stock Award and Incentive Plan (incorporated by reference to Exhibit 10.1 to Jones Lang LaSalle
Incorporated's Quarterly Report on Form 10-Q for the quarterly period ended June 30, 1998).

99.3 Second Amendment to the 1997 Stock Award and Incentive Plan (incorporated by reference to Exhibit 10.1 to Jones Lang LaSalle
Incorporated's Quarterly Report on Form 10-Q for the quarterly period ended September 30, 1999).

99.4 Third Amendment to the 1997 Stock Award and Incentive Plan (incorporated by reference to Exhibit 10.2 to Jones Lang LaSalle
Incorporated's Quarterly Report on Form 10-Q for the quarterly period ended September 30, 1999).

Exhibit
No.           Description of Exhibit
-------       ----------------------

99.5 Fourth Amendment to the 1997 Stock Award and Incentive Plan (incorporated by reference to Exhibit 10.8 to Jones Lang LaSalle
Incorporated's Annual Report on Form 10-K for the year ended December 31,
2000).

99.6 Fifth Amendment to the 1997 Stock Award and Incentive Plan (incorporated by reference to Exhibit 10.1 to Jones Lang LaSalle
Incorporated's Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2001).